Employee expenses	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Employee expenses	Employee expenses

		Year Ended December 31,
(in KUSD)	Note	2020	2019	2018
Wages, salaries and other costs		44,058	24,061	19,245
Social security costs		7,292	3,871	3,452
Share-based compensation expense	22	42,928	1,117	469
Defined benefit plan costs	20	966	462	535
Defined contribution plan costs		727	540	481
Employee expenses		95,971	30,051	24,182
Employee expenses increased from KUSD 30,051 in 2019 to KUSD 95,971 in 2020. This increase of KUSD 65,920 is primarily due to higher headcount as the Company continues to advance clinical trials associated with its lead product candidates, preparing for the commercial launch of Lonca in 2021 and, to a lesser extent, becoming a public company. The increase in headcount resulted in higher share-based compensation expense as well as the acceleration of expense associated with the immediate vesting of awards as a result of the Company’s IPO.